The
American
Funds
Group(R)



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                                   New World
                                      Fund

                                   Prospectus

New World Fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

American Funds Distributors, as principal underwriter, has entered into agreements with a selected group of securities dealers to solicit subscriptions for shares of the fund during an initial offering period that will terminate on the settlement date, June 17, 1999. Purchases may not be made by exchanging shares from other funds in The American Funds Group.

The fund will reopen on September 15, 1999, and shares of the fund will be continuously offered thereafter.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 APRIL 19, 1999
                             (AMENDED MAY 13, 1999)


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New World Fund, Inc.
333 South Hope Street
Los Angeles, California 90071

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TABLE OF CONTENTS

Risk/Return Summary                                                         2
 .............................................................................
Fees and Expenses of the Fund                                               3
 .............................................................................
Investment Objective, Strategies and Risks                                  4
 .............................................................................
Year 2000                                                                   6
 .............................................................................
Management and Organization                                                 6
 .............................................................................
Shareholder Information                                                     8
 .............................................................................
Purchase and Exchange of Shares                                             9
 .............................................................................
How to Sell Shares                                                         13
 .............................................................................
Distribution Arrangements                                                  14


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                                                  New World Fund / Prospectus  1
36-010-0499/RRD

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RISK/RETURN SUMMARY

The fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The fund may also invest in debt securities of issuers, including issuers of high-yield, high-risk bonds, with exposure to these countries.


The fund is designed for investors seeking capital appreciation. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, political and social events in the U.S. or abroad. In addition, the prices of equity securities will be affected by events specifically involving the companies whose securities are owned by the fund. The value of debt securities held by the fund may be affected by changing interest rates and credit ratings. High-yield, high-risk and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Although all securities in the fund's portfolio, including U.S. securities, may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S., particularly in countries with developing economies or markets, may be affected to a greater extent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.


2    New World Fund / Prospectus



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FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholders Fees
(fees paid directly from your investment)

--------------------------------------------------------------------------------

Maximum sales charge imposed on purchases
(as a percentage of offering price)                                     5.75%/1/
 ................................................................................
Maximum sales charge imposed on reinvested dividends                       0%
 ................................................................................
Maximum deferred sales charge                                              0%/2/
 ................................................................................
Redemption or exchange fees                                                0%


/1/  Sales charges are reduced or eliminated for larger purchases.

/2/ A contingent deferred sales charge of 1% applies to certain redemptions made within 12 months following any purchases you made without a sales charge.

Annual Fund Operating Expenses/1/
(expenses deducted from fund assets)

--------------------------------------------------------------------------------
Management Fees                                                          .85%
 ................................................................................
Service (12b-1) Fees                                                     .10%/2/
 ................................................................................
Other Expenses                                                           .29%
 ................................................................................
Total Annual Fund Operating Expenses                                    1.24%


/1/  Based on estimated amounts for the current fiscal year.

/2/ 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------


One year                                                                   $694
 ................................................................................
Three years                                                                $946
 ................................................................................

                                                  New World Fund / Prospectus  3



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INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is long-term capital appreciation. The fund may invest in equity securities of any company, regardless of where it is based, if the fund's investment adviser determines that a significant portion of a company's assets or revenues (generally 20% or more) is attributable to developing countries. Under normal market conditions, the fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in "qualified" countries that have developing economies and/or markets. In addition, the fund may invest up to 25% of its assets in debt securities of issuers, including issuers of high-yield, high-risk and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries.

In determining whether a country is qualified, the fund will consider such factors as the country's per capita gross domestic product, the percentage of the country's economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest, and/or capital gains. The fund's investment adviser, Capital Research and Management Company, will maintain an eligible list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to Argentina, Brazil, Chile, China, Columbia, Czech Republic, Greece, Hungary, India, Israel, Jordan, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

The prices of equity securities will decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency fluctuations. Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

Investing in countries with developing economies and/or markets generally involves risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that

4  New World Fund / Prospectus



could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and potentially less liquid than securities issued in countries with more developed economies or markets.

The value of debt securities held by the fund may be affected by the risks described above, as well as for developing countries, by factors such as changing interest rates, credit ratings, and effective maturities. For example, the value of bonds in the fund's portfolio generally will decline when in terest rates rise and vice versa. In addition, the values of high-yield, high-risk and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

The fund may also hold cash or money market instruments of any issuer to any extent deemed appropriate. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective, but it also provides greater liquidity to meet redemptions or to make additional investments, and it would reduce the fund's exposure in the event of a market downturn.

The fund relies on the professional judgment of Capital Research and Management Company to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when they are judged to no longer represent good long-term value.

                                                 New World Fund / Prospectus  5



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YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. These risks may be particularly acute in certain developing countries in which the fund may invest and may adversely affect the fund's net asset value and total return. The fund and its investment adviser will continue to monitor developments relating to this issue.
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MANAGEMENT AND ORGANIZATION

Investment Adviser

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The estimated total management fee to be paid by the fund, as a percentage of average net assets, is discussed earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

6  New World Fund / Prospectus




Multiple Portfolio Counselor System

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for New World Fund are listed below.



                                                                        Approximate
                                                                  Years of Experience as an
                                                                   Investment Professional
                                                                (including the last five years)
                                                                ................................

                                                                With Capital
   Portfolio                             Years of Experience    Research and
  Counselors                           as Portfolio Counselor   Management
 for New World                           for New World Fund     Company or
     Fund          Primary Title(s)         (approximate)       Affiliates          Total Years
 ------------------------------------------------------------------------------------------------
 Robert W.         President of the    Less than one year        14 years            14 years
 Lovelace          fund. Executive     (since the fund began
                   Vice President      operations)
                   and Director,
                   Capital Research
                   Company*
 ------------------------------------------------------------------------------------------------
 Mark E. Denning   Senior Vice         Less than one year        17 years            17 years
                   President of the    (since the fund began
                   fund. Director,     operations)
                   Capital Research
                   and Management
                   Company
 ------------------------------------------------------------------------------------------------
 David C. Barclay  Vice President of   Less than one year        11 years            18 years
                   the fund. Vice      (since the fund began
                   President, Capital  operations)
                   Research and
                   Management Company.
 ------------------------------------------------------------------------------------------------
 Alwyn Heong       Vice President of   Less than one year         7 years            11 years
                   the fund. Vice      (since the fund began
                   President, Capital  operations)
                   Research Company*
 ------------------------------------------------------------------------------------------------
 Carl M. Kawaja    Vice President of   Less than one year         8 years            12 years
                   the fund. Vice      (since the fund began
                   President, Capital  operations)
                   Research Company*
 ------------------------------------------------------------------------------------------------

     The fund will begin operations June 17, 1999.
 *   Company affiliated with Capital Research and Management Company.

                                                 New World Fund / Prospectus  7



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SHAREHOLDER INFORMATION

Shareholder Services

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                              [MAPS APPEARS HERE]
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               Call toll-free from anywhere anywhere in the U.S.
                            (8 a.m. to 8 p.m. ET):
                                 800/421-0180

Western            Western Central     Eastern Central         Eastern
Service Center     Service Center      Service Center          Service Center
American Funds     American Funds      American Funds          American Funds
Service Company    Service Company     Service Company         Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007           P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana   Norfolk, Virginia
92822-2205         78265-9522          46206-6007              23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620       Fax: 757/670-4773
--------------------------------------------------------------------------------

A complete description of the services we offer is described in the fund's statement of additional information. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

YOU MAY INVEST IN THE FUND THROUGH VARIOUS RETIREMENT PLANS.However, some re-tirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/trustee or dealer.

8  New World Fund / Prospectus



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PURCHASE AND EXCHANGE OF SHARES

Initial Offering

American Funds Distributors will serve as the principal underwriter for the fund's shares and will enter into agreements with a selected group of securities dealers who will use their best efforts to solicit orders to purchase shares of the fund. Dealers may obtain non-binding indications of interest prior to actually confirming any orders. The termination date of the offering is June 17, 1999, the settlement date for subscriptions accepted during the offering. Any payments received by a dealer or by American Funds Distributors prior to the settlement date will be held in a non-interest bearing bank account. Shares of the fund may be purchased only through those dealers that are registered, if required, in the state where the purchase is made.

A minimum purchase of 200 shares ($5,000 at the maximum offering price) is required to invest in the fund during the offering, except that for retirement plans, such as IRAs, this minimum is reduced to 60 shares ($1,500 at the maximum offering price). For Education IRAs the minimum is further reduced to 20 shares ($500 at the maximum offering price). The shares are offered at a maximum offering price of $25.00 per share, which is equal to the net asset value per share plus a sales charge. The sales charge will be reduced for large purchases in the amount indicated below, but in all cases, the fund will receive the net asset value of $23.56 per share.

The table below shows the offering price, total per-share sales charges (underwriting discounts) and dealer concessions connected with sales of various quantities of the fund's shares during the initial offering. Dealer concessions represent the amounts allowed to securities dealers. Certain dealers may elect not to receive the entire dealer concession.


                                         Underwriting Discount         Dealer Concession
                                   --------------------------------- ---------------------
                                              Approx. %   Approx. %             Approx. %
Amount of Purchase       Offering   Dollar   of Offering   of Net     Dollar   of Offering
at the Offering Price      Price    Amount      Price    Asset Value  Amount      Price
------------------------ --------- --------- ----------- ----------- --------- -----------
Less than $50,000.......    $25.00     $1.44      5.75%       6.10%      $1.44      5.75%
$50,000 but less than
 $100,000...............    $24.67     $1.11      4.50%       4.71%      $1.11      4.50%
$100,000 but less than
 $250,000...............    $24.41     $0.85      3.50%       3.63%      $0.85      3.50%
$250,000 but less than
 $500,000...............    $24.16     $0.60      2.50%       2.56%      $0.60      2.50%
$500,000 but less than
 $1 million.............    $24.04     $0.48      2.00%       2.04%      $0.48      2.00%
$1 million or more......      see       see       see         see        see         see
                            next page  next page  next page   next page  next page  next
                                                                                     page

                                                  New World Fund / Prospectus  9



Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% contingent deferred sales charge may be im-posed on certain redemptions by accounts that invest with no initial sales charge (other than employer-sponsored plans), if redemptions are made within one year of purchase. Up to 1% may be paid by the fund under its Plan of Dis-tribution to dealers on investments made with no initial sales charge.

The fund currently intends to pay a continuing service fee (not to exceed 0.25% annually) to dealers in order to promote selling efforts and to compensate them for providing certain services for their clients.

You may be entitled to a reduced sales charge and offering price on purchases in the offering as described below under "Reducing Your Sales Charge."

Additional Sales and Future Offerings

Following the completion of the offering, the fund does not intend to make additional sales of its shares (except as described below) until September 15, 1999. During the period prior to September 15, 1999, the fund intends to sell additional shares pursuant to its registration statement (including this prospectus) or amendments thereto, as follows: (i) additional purchases ($50 minimum) by shareholders that purchased fund shares in the initial offering;
(ii) for reinvestment of dividends and capital gain distributions paid by the fund (including reinvestment within 30 days of dividends or capital gain distributions that were paid in cash); (iii) in connection with the exercise of the reinstatement privilege by shareholders who redeemed fund shares; and (iv) in connection with retirement plans offered to employees of the investment adviser and its affiliates. Investments in such retirement plans, as well as reinvestment and reinstatement, will be at the next determined net asset value. The other sales will be at the net asset value next determined after receipt of the order plus a sales charge in accordance with the schedule set forth on the previous page.

Exchange

Shareholders of other funds in The American Funds Group may not exchange their shares for shares of the fund during the initial offering or in connection with the additional sales described above. You may exchange your shares into other funds in The American Funds Group, subject to the terms of the prospectuses of the funds involved, without a sales charge. Once the fund begins its continuous offering on September 15, 1999, exchanges into the fund will be permitted and exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone . . ." for information regarding electronic exchanges.

10  New World Fund / Prospectus



The fund and American Funds Distributors, the fund's principal underwriter, reserve the right to reject any purchase order for any reason. Although there is currently no specific limit on the number of exchanges you can make in a period of time, the fund and American Funds Distributors reserve the right to reject any purchase order and may terminate the exchange privilege of any investor whose pattern of exchange activity they have determined involves actual or potential harm to the fund.

Share Price

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

Sales Charge

When the fund begins its continuous offering of shares on September 15, 1999, it likely will adopt the sales charge schedule applicable to the other equity funds in The American Funds Group as set forth below.

                                            Sales Charge as a Percentage of
                                                    .................

                                                                 Net           Dealer Concession
                                            Offering            Amount              as % of
Investment                                    Price            Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%            6.10%             5.00%
 ................................................................................................
$50,000 but less than $100,000                  4.50%            4.71%             3.75%
 ................................................................................................
$100,000 but less than $250,000                 3.50%            3.63%             2.75%
 ................................................................................................
$250,000 but less than $500,000                 2.50%            2.56%             2.00%
 ................................................................................................
$500,000 but less $1 million                    2.00%            2.04%             1.60%
 ................................................................................................
$1 million or more and certain
other investments described on the next page   see next page     see mext page   see next page

                                                 New World Fund / Prospectus  11




Purchases Not Subject to Sales Charge

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% contingent deferred sales charge may be imposed on certain redemptions by accounts that invest with no initial sales charge (other than employer-sponsored plans), if redemptions are made within one year of purchase. Up to 1% may be paid by the fund under its Plan of Distribution to dealers on investments made with no initial sales charge.

Reducing Your Sales Charge

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and the "Welcome to the Family" guide.

Plan of Distribution

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The estimated 12b-1 fee, as a percentage of average net assets, to be paid by the fund is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

Other Compensation to Dealers

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.


12  New World Fund / Prospectus



--------------------------------------------------------------------------------
HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

     Through Your Dealer (certain charges may apply)

     . Shares held for you in your dealer's name must be sold through the dealer

     Writing to American Funds Service Company

     .    Requests must be signed by the registered shareholder(s)

     .    A signature guarantee is required if the redemption is:

          -- Over $50,000;

          -- Made payable to someone other than the registered shareholder(s);
             or

          -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days

     . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 Telephoning or Faxing American Funds Service Company, or by using American FundsLine(R) or American FundsLine OnLine(R):

     . Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

     .    Checks must be made payable to the registered shareholder

     . Checks must be mailed to an address of record that has been used with the account for at least 10 days

Transactions by Telephone, Fax, American FundsLine, or American FundsLine
OnLine

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any

                                                 New World Fund / Prospectus  13


--------------------------------------------------------------------------------

of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the in-structions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

Dividends and Distributions

The fund intends to distribute dividends to you once each year, usually in December. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

As with any investment, your investment in the fund could have tax consequences. If you are not investing through a tax-advantaged retirement account you should consider these tax consequences.

TAXES ON DISTRIBUTIONS

Distributions you receive from the fund are subject to income tax and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. The fund's distributions of long-term capital gains are taxable to you as capital gains. Any taxable distributions from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

TAXES ON TRANSACTIONS

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

Please see the statement of additional information, the "Welcome to the Family," guide, and your tax adviser for further information.

14  New World Fund / Prospectus




--------------------------------------------------------------------------------
NOTES

                                                 New World Fund / Prospectus  15




--------------------------------------------------------------------------------
NOTES

16   New World Fund / Prospectus




--------------------------------------------------------------------------------
NOTES

                                                 New World Fund / Prospectus  17



  For Shareholder            For Retirement Plan           For Dealer
  Services                   Services                      Services

  American Funds             Call your employer or         American Funds
  Service Company            plan administrator            Distributors
  800/421-0180                                             800/421-9900 ext. 11

                            For 24-hour Information

          American                               American
          FundsLine(R)                           FundsLine OnLine(R)
          800/325-3590                           http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
 -------------------------------------------------------------------------------
 Multiple Translations

 This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
 -------------------------------------------------------------------------------
 OTHER FUND INFORMATION

 Annual/Semi-Annual Report to Shareholders

 Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 Statement of Additional Information (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the Securities and Exchange Commission's Public Reference Room (1-800-SEC-0330) in Washington, D.C. or on its Internet Web site at http://www.sec.gov.

 Code of Ethics

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

     Call American Funds     or        Write to the Secretary of the fund
     Service Company                   333 South Hope Street
     800/421-0180 ext. 1               Los Angeles, CA 90071

                                                  [LOGO]
 Investment Company File No. 811-9105                 Printed on recycled paper